SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION

DWS CROCI®International Fund
DWS Emerging Markets Equity Fund
DWS Emerging Markets Fixed Income Fund
DWS Enhanced Commodity Strategy Fund
DWS Global Macro Fund
DWS Global Small Cap Fund
DWS International Opportunities Fund
DWS Latin America Equity Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
Deutsche DWS Variable Series I:
DWS CROCI®International VIP
DWS Global Small Cap VIP
Deutsche DWS Variable Series II:
DWS International Opportunities VIP

The Board of the above-listed funds appointed State Street Bank and Trust Company to serve as Custodian to the funds, replacing Brown Brothers Harriman & Company (“BBH”), effective August 31, 2026. Following the transition, BBH will continue to provide certain limited services as described below.
BBH will continue to maintain the funds' accounts on its books and records in connection with the provision of post-custody foreign tax reclaim filing services. In addition, for DWS Enhanced Commodity Strategy Fund and DWS Emerging Markets Fixed Income Fund only, BBH will continue to maintain custody of certain non-transferable Russian securities after August 31, 2026, until the transfer, disposition, or removal of such securities has been completed.
Effective August 31, 2026, the disclosure set forth below replaces the paragraph titled “Custodian” under the heading “DEFINITIONS” found in the Part I section of each fund’s Statement of Additional Information:
“Custodian” – State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016
Effective August 31, 2026, the following disclosure replaces the second paragraph under the “Custodian” sub-section in the “PART II: MANAGEMENT OF THE FUNDS” section of each fund’s Statement of Additional Information:
In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian either as part of a larger omnibus account in the name of the Custodian or in a segregated account in the name of the fund (Segregated Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the accounts and (2) transaction charges with respect to transactions that occur within the accounts (e.g., foreign exchange transactions or corporate transactions). Where fund assets are held in a Segregated Account, procedures are in place that provide for an independent accountant’s verification of securities holdings. To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in Part I – Appendix I-H.
Please Retain This Supplement for Future Reference
August 31, 2026
SAISTKR26-10